Annual Meeting of Shareholders Thursday, May 16, 2024 5:30PM

 Welcome Brandi Jaber & Valerie Fulbright  Financial Performance Scott McKim  President’s Report- A Wrap up of 2023 Robin Oliver  Banking Spotlight Tom Quale & Joe McKenzie  A Look Ahead: 2024 Strategic Discussion Thomas G. Zernick  Chairman’s Remarks Anthony Saravanos  Q & A Session Moderated by Brandi Jaber Agenda

Welcome & Introductions Board of Directors  Anthony Saravanos BOARD CHAIR  Derek Berset BOARD MEMBER  Mark Berset CHAIR, NOMINATING & EXECUTIVE COMMITTEE  Dennis R. DeLoach III CHAIR, COMPENSATION COMMITTEE  Dr. Alex Harris CHAIR, COMPLIANCE COMMITTEE  Tarek Helal CHAIR, ASSET LIABILITY COMMITTEE  Anthony Leo CHAIR, DIRECTORS CREDIT & LOAN COMMITTEE  Christos Politis CHAIR, CORPORATE SOCIAL RESPONSIBILITY COMMITTEE  Bradly Spoor BOARD MEMBER  Sheryl WuDunn CHAIR, TECH STRATEGY COMMITTEE  Thomas Zernick CHIEF EXECUTIVE OFFICER  Barbara Zipperian CHAIR, AUDIT & RISK MANAGEMENT COMMITTEES

Welcome & Introductions Executive Officers  Robin L. Oliver PRESIDENT & CHIEF OPERATING OFFICER  Lewis Benner CHIEF CREDIT OFFICER  Brandi Jaber CHIEF PRODUCTION OFFICER  John Macaluso CHIEF TECHNOLOGY OFFICER  Scott McKim CHIEF FINANCIAL OFFICER  Thomas G. Quale CHIEF LENDING OFFICER; SARASOTA MARKET PRESIDENT

Loan Documentation Specialist Financial Performance Scott McKim, EVP, Chief Financial Officer

Secretary’s Report The Official Meeting of Shareholders was conducted at 5:00 PM in the Pinellas Room of the St. Petersburg Marriott Clearwater. The Corporate Secretary has reported that at least 2,376,681 shares, representing at least 57% of the shares outstanding as of the record date, were present in person or by proxy at the meeting.

PROPOSAL 1: ELECTION OF DIRECTORS At least 2,125,493 shares voted as of the record date, or 89% of the votes cast, voted in favor of all nominees. Therefore, all nominees have been elected. Voting Results

Voting Results PROPOSAL 2: ADJOURNMENT OF THE ANNUAL MEETING At least 2,329,171 shares voted as of the record date, or 98% of the votes cast, voted in favor of adjournment if needed due to an insufficient number of votes. Therefore, the proposal has been approved.

99 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

2023 FINANCIAL RESULTS

Total Assets (in 000’s) 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $ONE BILLION 10-Year Cumulative Annual Growth Rate is 30.7% *Excluding PPP

2020 2021 2022 2023 Q1 2024 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 3-Year Cumulative Annual Growth Rate is 51.3% Community Bank Loan Growth (in 000’s)

2020 2021 2022 2023 Q1 2024 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 3-Year Cumulative Annual Growth Rate is 20.8% Deposit Growth (in 000’s)

$739 $0.13/share $1,384 $0.29/share $1,923 $0.42/share $1,655 $0.32/share $0 $500 $1,000 $1,500 $2,000 $2,500 Q1 Q2 Q3 Q4 2023 Net Income & EPS by Quarter (in 000’s except per share)

2023 Return on Average Assets Annualized 0.30% 0.52% 0.71% 0.60% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% Q1 Q2 Q3 Q4

2023 Return on Common Equity Annualized 2.69% 5.86% 8.46% 6.37% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% Q1 Q2 Q3 Q4

2023 Tangible Book Value Per Common Share $19.70 $19.85 $20.12 $20.60 $19.20 $19.40 $19.60 $19.80 $20.00 $20.20 $20.40 $20.60 $20.80 Q1 Q2 Q3 Q4

2023 Efficiency Ratio 81.90% 79.10% 77.40% 77.32% 75.00% 76.00% 77.00% 78.00% 79.00% 80.00% 81.00% 82.00% 83.00% Q1 Q2 Q3 Q4

Asset Quality 2.10% 2.03% 2.03% 2.03% 0.20% 0.61% 0.71% 0.74% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q1 Q2 Q3 Q4 ACL to Loans HFI* Nonperforming Assets/Total Assets* *Excludes Government Guaranteed Loans HFI

2023 Net Interest Margin Remaining Asset Sensitive 4.17% 4.18% 3.36% 3.48% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q1 Q2 Q3 Q4

Funding Cost by Bank Most Recent Quarter Reported 0.00 0.50 1.00 2.00 3.00 4.00 1.50 2.50 3.50 4.50 Trailing 12-Months Most Recent Quarter

Funding Cost by Bank

Loan Yield by Bank Most Recent Quarter Reported 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 Loan Yield (Current Trailing 12 Months Loan Yield (Current Quarter Annualized) Lo an Y ie ld

Loan Yield by Bank

A QUICK LOOK AT Q1 2024

FIRST QUARTER HIGHLIGHTS (IN 000’S) Total Assets $1,144,194 Net Income $824 Total Loan Production $197,829 Core Deposit Growth $22,178 * *Across all loan categories

THE IMPACT OF CURRENT EVENTS

Challenging Time for the Industry- BAFN Charts reflect prices as of market close May 6, 2024

Industry Insured Deposits 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% BMO Harris Synovus BofA Chase Republic Bank OZK BayFirst Call report data as of 3/31/2024

Commercial Real Estate Exposure 0% 10% 20% 30% 40% 50% 60% 70% 80% NYCB Bank OZK Pacific Premier Home BancShares M&T Bank Huntington Zions BayFirst Percent of Total Loans as of Q3 2023 Sources: Visual Capitalist and Seeking Alpha

Loan Documentation Specialist President’s Report Robin Oliver, President and Chief Operating Officer

2023 – A Year of Transition  Transitioned from break-even year in 2022 with exit of our nationwide residential platform to a rebuilding year in 2023, with a $6.1M increase in net income year over year  Building a true community bank with the addition of 3 banking centers in 2023 and strong conventional loan growth  Positioned to focus on maximizing the value of investments we’ve made in banking centers and technology

 Opened 3 banking centers:  Carrollwood in Tampa  Bee Ridge in Sarasota  North Sarasota  Checking Deposit Growth:  $67 Million growth in 2023  2,242 Net new accounts  27% Increase  Savings Account Growth:  Grew 967 net new savings accounts  36% increase Retail Banking

 HELOCS & HELOANS lead the way  Boat lending ramping up quickly  Production in full swing:  $128 Million in production for 2023  Record quarter of $44 million in Q4  $124 million in 2022  1,073 loans YTD, up from 797  18% YTD YOY increase Consumer Lending

 Residential Production continues while rates remain elevated  $25.6M in the first year of new structure  102% of goal  89% of YTD Production are Portfolio mortgages that we retain on our balance sheet Residential Mortgage

Conventional Commercial Lending  Conventional Commercial Production  $66.1M in production for 2023  73% of Goal  Rising rates have impacted demand/ Current Pipeline  Focus on C&I and owner- occupied real estate lending locally

 Closed $547.5M in 2023 (up from $386M in 2022- a 42% increase)  $320M of that production was BOLT!  $43M in Flashcap, with that program winding down  83% of goal  Core production impacted by higher rate environment and may continue to face headwinds in 2024  USDA better than expected and may be a good future opportunity CreditBench Lending

2023 Operational Enhancements  Consumer digital account opening (DAO)  ACH transfers to and from other bank accounts  Forward Pay to get your paycheck up to 2 days early  SmartVault (Secure portal for account opening and file transfer)  ClickSwitch to use at account opening to make switching banks easier  Enhanced online banking for business accounts (Banno Business)  ID scanners and electronic signature pads in the banking centers  POWER LOS with BOLT fully adopted!

 Minority-Owned Business Lending Program  $266M in 2023 vs. $200M Goal  6 carbon neutral banking centers  5 LEED Certified  U.S. Green Building Council- Florida Partner of the Year (highest standards of innovation, sustainability, and leadership) Impact on the Community

Underwriter Loan Documentation Specialist Lending Officer Credit Analyst Loan Coordinator Relationship Specialist Associate Lending Officer Closer Funding SpecialistBanking Spotlight Joe McKenzie Assistant Branch Manager- North Sarasota Tom Quale EVP, Market President

Loan Documentation Specialist Relationship Specialist CEO Remarks Thomas G. Zernick, CEO

“The top 25 banks in the country controlled 41% of the deposits in 2003. Today, the top 25 banks in the country control 64% of the deposits.” Study the Trend

At the most recent Federal Reserve meeting, it was hinted interest rates may remain steady, longer. Sticky Inflation

“70% of Small Businesses are 1-person shops” Did You Know?

“Over the next 10 years, the number of banks will drop from 4,500 to 3,500!” Scarcity Value

“Retaining and expanding customer relationships is as important as establishing new accounts” High-Touch Relationship Banking

 Florida Ranked one of the best states in the nation for 2024  9th best positioned state  #1 quality of (higher) education  #1 economy US News and World Report ranks Florida among the best states in the nation!

Data is the new “Oil”

New referral partnerships; Optimize pull-through processes Increase SBA Volume Boost profitability by focusing on revenue growth and optimizing the Bank’s efficiency ratio Enhance Earnings Stability Enhance overall customer experience, engagement, and satisfaction. Improve digital channels and functionalities Customer Engagement Maximize investment in existing banking centers to increase brand awareness and core deposit customers while targeting expansion in Hillsborough County and East of Tampa for future franchise growth opportunities Increase Brand Awareness Evaluate a public offering of BayFirst Shares to provide growth capital and expand the company’s shareholder base Expand Shareholder Base Moving BayFirst Forward in 2024

Crossing the Finish Line Deposit Growth CreditBench Production Operational Partners Conventional Loan Production DEPOSIT GROWTH Checking $43 Million Savings & MMA $9 Million Growth in Numbers of Checking & Savings Accounts 3,500 CREDITBENCH PRODUCTION Bolt $415 Million Core SBA $160 Million Core USDA $40 Million CONVENTIONAL LOAN PRODUCTION Residential Mortgage $28 Million Home Equity $1 0 illion nsumer 32 Million mmercial 88 illi OPERATIONAL PAR NERS R duce our efficiency ratio from 77% to 70% “Do Mor , With Less”

Here for “What’s Next” in 2024

BayFirst Loan Texting Platform  BayFirst Loan Texting Platform will allow us to contact our customers throughout the lifecycle of their loan, including upcoming & delinquent payment reminders  This is the first of many use cases for our texting platform

New Account Opening Process  BranchAnywhere implementation will introduce iPad technology in our new account opening process  “Meet the Customer On Their Terms” mentality

 Our newest Banking Center is located in a highly visible area directly across from Sarasota Memorial Hospital  The South Trail Banking center will be our flagship office in the Sarasota/Bradenton Region 12th Banking Center Opens

Expand POWER  Expanding the POWER platform to include not only our BOLT loan program, but also our Core and Conventional loans  This will streamline our processes and improve our efficiency ratio and data quality

API Integrations  Continue our API integrations with service, FinTech and compliance partners  Significant improvement in our asset quality  Reduction in risk  Fine tune the marketing campaigns we develop

BayFirst- Engaged in Our Communities

Reaching New Heights: Remembering Our Roots

Credit Analyst Loan Coordinator Relationship Specialist Chairman’s Report Anthony Saravanos, Board Chair

SHAREHOLDER Q&A